First Quarter 2022 Earnings Presentation May 5, 2022 Exhibit 99.2

This presentation includes statements that express Laureate’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, ‘‘forward-looking statements’’ within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to (i) guidance (including, but not limited to, total enrollments, revenues, and Adjusted EBITDA), (ii) our current growth strategy and other future plans, strategies or transactions that may be identified, explored or implemented and any litigation or dispute resulting from any completed transaction, (iii) any anticipated share repurchases or cash distributions and (iv) the potential impact of the COVID-19 pandemic on our business or the global economy as a whole are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including, with respect to our current growth strategy and the impact of any completed divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 24, 2022, our subsequent Quarterly Reports on Form 10-Q filed and to be filed with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this presentation and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Industry and Market Data” in Laureate’s filings with the SEC. Forward Looking Statements

In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this presentation, Laureate provides the non-GAAP measurements of Adjusted EBITDA, Adjusted EBITDA margin, total cash, net of debt (or net cash), and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. Adjusted EBITDA consists of income (loss) from continuing operations, adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenues, provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Total cash, net of debt (or net cash) consists of total cash and cash equivalents for Continuing Operations and Discontinued Operations, less total gross debt for Continuing Operations and Discontinued Operations. Net cash provides a useful indicator about Laureate’s leverage and liquidity. Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate’s ability to fund its operations and repay its debts. Laureate’s calculations of Adjusted EBITDA, Adjusted EBITDA margin, net cash, and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA and Free Cash Flow are reconciled from their respective GAAP measure in the attached table “Non-GAAP Reconciliation.” We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation. Presentation of Non-GAAP Measures

SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding Amounts presented for enrollments, Revenue, Adjusted EBITDA and Adjusted EBITDA margin are for continuing operations only

Executive Summary Strong Enrollment trends in both countries including the primary intake in Peru New Enrollments up 9% vs prior year period Total Enrollments up 11% vs prior year period Revenue and Adjusted EBITDA ahead of expectations for Q1 driven by favorable enrollments and timing of expenses Net Loss of $45M in Q1 during seasonally low quarter; +$120M vs prior year period Increasing full-year 2022 guidance on strength of Q1 results Revenue now expected to grow 10% and Adjusted EBITDA expected to increase 24%1 (up 10% and 30%, respectively, on an as-reported basis) Cash accretive business with strong balance sheet position with net cash (incl. divestiture related escrow) of $212M2 as of March 31st Continued commitment to return capital to shareholders Strong Primary Intake Driving Favorable Results and Improved Outlook On an Organic Constant Currency (CC) basis; at mid-point of 2022 guidance provided Assumes full release and recovery of $74M escrow in 2022 (related to Walden divestiture)

Growth PRIORITIES

Mexico Peru Combined Population (M) 128M 32M 160M Higher Education Students (000s) 5,005 1,642 6,647 Higher Education Gross Participation Rate1 34% 47% 36% Market Share for Private Institutions2 42% 69% 51% Attractive Growth Opportunities in Mexico & Peru Higher Education Markets Sources: UNESCO, World Bank, Secretaría de Educación Pública , National Superintendent of Higher Education. Data as of year-end 2020. Attractive Markets with Strong Growth Opportunities Fueled by Increasing Participation Rates Defined as total enrollments as compared to 18-24 year old population; European Union (EU) is based on management estimate. Private institution market share in higher education; for Mexico and Combined includes all states in which UVM or UNITEC have operations (total private market share for all of Mexico is 35%); for Peru based on total country. U.S. E.U. 65% 54%

Leading University Portfolio in Mexico & Peru

	Brand		Founded	Enrollment @ 3/31/22	Market Segment	QS Stars™ Overall	Ratings / Rankings
Mexico	UVM Laureate International Universities Universidad del Valle de México (UVM)		1960	93,400	Premium/ Traditional	★★★★	▪ Ranked Top 10 university in Mexico ▪ One of only seven 4-Star rated universities in Mexico by QS Stars™
Mexico	UNITEC Universidad Tecnológica de México Universidad Tecnológica de México (UNITEC)		1966	103,400	Value/ Teaching	★★★	▪ Largest private university in Mexico ▪ 5-Stars rated by QS Stars™ in categories of Teaching & Employability
Peru	Universidad Peruana de Ciencias Aplicadas (UPC)		1994	72,400	Premium/ Traditional	★★★★	▪ Ranked Top 5 university in Peru ▪ One of only two 4-Star rated university in Peru by QS Stars™
Peru	Universidad Privada del Norte (UPN)		1994	113,500	Value/ Teaching	★★★	▪ 2nd largest private university in Peru ▪ 5-Stars rated by QS Stars™ in category of Employability, 4-Stars in Teaching
Peru	CIBERTEC CIBETREC		1983	22,400	Technical/ Vocational		▪ 2nd largest private technical / vocational institute in Peru

Operating Leading Brands in Attractive Market Segments

Sources: QS Stars™, Guía Universitaria (UVM), AmericaEconomia (UPC)

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Omnichannel Distribution Model Key to Unlock Incremental Growth Opportunities Digital Learning During Pandemic Accelerated Capital Light Operating Model Laureate to enable significant growth, without large-scale investments in campus expansions, through increased mix of Digital Learning Percentage of Teaching Hours Delivered Online 100% 27% 40% – 60% (Pre-Pandemic) (During Pandemic) (Going Forward)

Multiple Vectors for Revenue Growth Majority of Growth Initiatives are Capital Light Given Digital Focus All Growth Investments to be Funded by Internal Cash Flow Generation Expected Medium-Term Revenue Growth 5% - 7% 8% - 10% Phase I Priorities Phase II Priorities

Q1 2022 PERFORMANCE RESULTS

2022 First Quarter – Financial Summary

($ in millions) (Enrollments in thousands)	Q1 '22 Results	Variance Vs. Q1 '21 As Reported	Variance Vs. Q1 '21 Organic/CC[1]	Notes
New Enrollment	81K	9%	9%	• Primary intake for Peru, secondary intake for Mexico
Total Enrollment	405K	11%	11%	• Peru +14%, Mexico +7%
Revenue	$210	8%	9%	• Driven by enrollment volume growth • +13% organic/cc adjusted for timing of academic calendar; $8M impact
Adj. EBITDA	$27	180%	37%	• Reduction in corporate G&A, operating efficiencies and timing of expenses
Adj. EBITDA margin	13.0%	800 bps	127 bps	

Y-o-Y results favorably impacted by $13M non-cash FAS5 charge in Q1 2021

Strong Q1 Intake and Efficiencies Driving Growth in Top Line & Profitability

(1) Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

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SEGMENT RESULTS

Mexico Segment Results Strong Secondary Intake and Continued Improvements in Profitability Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Q1 Results Notes ($ in millions) (Enrollments in thousands) Q1 ’22 Organic/CC Vs. Q1 ’21 (1) New Enrollment 32K 15%   Strong results during secondary intake cycle, primary intake for Mexico will occur in September Total Enrollment 197K 7% Driven by new enrollment and strength of primary intake in Fall 2021 Revenue $143 6%   Driven by enrollment volume +13% organic/cc adjusted for timing of academic calendar; $9M impact Adj. EBITDA $37 35% Partially driven by timing of expenses Adj. EBITDA margin 26.0% 354bps

Peru Segment Results Favorable Pricing/Mix & Enrollment Volume Driving Strong Top Line Growth Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Q1 Results Notes ($ in millions) (Enrollments in thousands) Q1 ’22 Organic/CC Vs. Q1 ’21 (1) New Enrollment 49K 5%   Continued strong growth in new enrollment High comparable period in Q1 2021 (COVID catch-up); +19% vs Q1 2019 intake levels Total Enrollment 208K 14% Driven by new enrollment volume and improved retention rates Revenue $65 17%   Driven by volume Adj. EBITDA $4 n.m. Increased campus opening costs during a largely out of session quarter Adj. EBITDA margin 5.8% n.m.

Q1 2022 Capitalization and Return of Capital ($ in millions) Amount Comments Net Cash Position @ 3/31/22 $138 See Appendix Divestiture Related Escrow 1 $74 Expected in 2H 2022 Adjusted Net Cash Position @ 3/31/22 $212 Assumes full release and recovery of escrow in 2022 (related to Walden divestiture) As of April 29, 2022 and includes increased authorization announced on March 14th; future share buyback utilization will depend on cash balances and deemed accretion, subject to market conditions Returning Capital to Shareholders Remains a Priority 14M shares repurchased YTD2 with total current shares outstanding of 168M shares2 $43M stock buyback authorization remaining2 Plan to distribute remaining net proceeds from Walden sale (incl. escrow released) in 2H 2022 Strong Balance Sheet, Returning Capital to Shareholders Remains a Priority

OUTLOOK

Strong Outlook Expected for 2022 2022 Outlook – Executive Summary Market dynamics remain favorable for the private sector in Mexico & Peru Digital education accelerating Total Revenue growth expected at +10% Vs. 20211 (up 10% on an as-reported basis) 2022 Adjusted EBITDA expected to be up +24% Vs. 20211 (up 30% on an as-reported basis) Return to face-to-face classes – campuses have reopened Corporate G&A reduced by approximately $50M EiP program completed, no material earnings add-backs in 2022 On an Organic Constant Currency (CC) basis; at mid-point of 2022 guidance provided

2022 FY Outlook - Updated Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 20.48 & PEN 3.82 for May through December 2022. FX impact may change based on fluctuations in currency rates in future periods. Note: An outlook for 2022 net income and reconciliation of the forward-looking 2022 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. ($ in millions) (Enrollments in thousands) Prior FY 2022 Outlook Change (mid-pt) Current FY 2022 Outlook (1) Total Enrollment 405K - 415K +3K 410K - 416K Revenue $1,169 - $1,194 +$16 $1,190 - $1,206 Adjusted EBITDA $320 - $330 +$5 $326 - $334 Increasing Guidance to Reflect Strong Enrollment Intake

2022 Outlook (At Mid-Point)1 Strong Top Line Growth With Significant Margin Accretion Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 20.48 & PEN 3.82 for May through December 2022. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2022 guidance. Amounts presented in whole numbers may be rounded. Note: An outlook for 2022 net income and reconciliation of the forward-looking 2022 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Total Enrollment (000s) Revenue ($M) Adjusted EBITDA ($M) Adjusted EBITDA Margin % % % 420 bps

Continued Growth Momentum Expected in the Second Quarter Q2 2022 Guidance Details Note: An outlook for Q2 2022 net income and reconciliation of the forward-looking Q2 2022 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Based on actual FX rates for April, and spot FX rates (local currency per US dollar) of MXN 20.48 & PEN 3.82 for May through June 2022. FX impact may change based on fluctuations in currency rates in future periods. ($ in millions) Q2 2022 Outlook (1) Revenue $364 - $374 Adjusted EBITDA $126 - $131

APPENDIX

Q1 ’22 B / (W) Vs. Q1 ’21 Notes ($ in millions) Reported $ % Adjusted EBITDA 27 18 180% PY included $13M non-cash FAS5 charge Depreciation & Amort. (14) 8 37% Interest Expense, net (2) 21 93% Repayment of debt Impairments - 57 n.m. Impairments charges in PY Other (8) (49) n.m. Gain on derivatives in PY Income Tax (48) 65 n.m. PY included discrete tax expenses Income/(Loss) From Continuing Operations (45) 119 n.m. Discontinued Operations (Net of Tax) 1 1 n.m. Net Income / (Loss) (45) 120 n.m. Income from Continuing Operations Improved Versus Prior Year 2022 First Quarter – Net Income Reconciliation

Capitalization at 3/31/22 ($ in millions) Total Company as of 3/31/22 Cash & Cash Equivalents1 $294 Gross Debt ($156) Net Cash Position $138 Net Cash Position of $138M as of March 31st Excludes $74M escrow related to Walden divestiture

2022 Full Year Guidance Details

(USD millions, except enrollments in thousands)	Total Enrollment	Revenues	Adj. EBITDA
2021 FY Results As Reported	**389K**	**$1,087**	**$253**
Campus Closures (End of 2021)	*(2K)*	-	-
2021 FY Results Adjusted	**387K**	**$1,087**	**$253**
Organic Growth	23K - 29K	$103 - $119	$56 - $64
Organic Growth %	*6% - 7%*	9% - 11%	22% - 25%
FAS 5 Expense/Indemnification Asset (non-cash)	-	-	$14
2022 Guidance (Constant Currency)	**410K - 416K**	**$1,190 - $1,206**	**$323 - $331**
FX Impact (spot FX) (1)		-	$3
2022 Guidance (@ spot FX) (1)	**410K - 416K**	**$1,190 - $1,206**	**$326 - $334**
As Reported Growth %	*5% - 7%*	9% - 11%	29% - 32%

Strong Top Line Growth With Significant Margin Accretion

(1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 20.48 & PEN 3.82 for May through December 2022. FX impact may change based on fluctuations in currency rates in future periods.

Note: An outlook for 2022 net income and reconciliation of the forward-looking 2022 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

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Q2 2022 Guidance Details Note: An outlook for Q2 2022 net income and reconciliation of the forward-looking Q2 2022 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. (USD millions) Revenues Adj. EBITDA 2021 Q2 Results As Reported $328 $107 Timing Impact Intra-Year (academic calendar) $7 $5 2021 Q2 Results Adjusted $335 $112 Organic Growth $34 - $44 $16 - $21 Organic Growth % 10% - 13% 14% - 19% FAS 5 Expense/Indemnification Asset (non-cash) - - 2022 Q2 Guidance (Constant Currency) $369 - $379 $128 - $133 FX Impact (spot FX) (1) ($5) ($2) 2022 Q2 Guidance (@ spot FX) (1) $364 - $374 $126 - $131 Based on actual FX rates for April, and spot FX rates (local currency per US dollar) of MXN 20.48 & PEN 3.82 for May through June 2022. FX impact may change based on fluctuations in currency rates in future periods. Q2 Outlook Reflects Strong Enrollment Intake Cycle

Large intake cycles at end of Q1 (Peru) and end of Q3 (Mexico) drive seasonality of earnings Q2 and Q4 are typically Laureate’s strongest earnings quarters Revenue Seasonality Adjusted EBITDA Seasonality New Enrollments Seasonality Factors Affecting Seasonality Main intake cycles: Q1 - Peru Q3 - Mexico Academic calendar FX trends Intra-Year Seasonality Trends

Financial Results & Tables

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended March 31, IN MILLIONS 2022 2021 Change Revenues $209.6 $194.7 $14.9 Costs and expenses: Direct costs 182.9 181.8 1.1 General and administrative expenses 17.5 42.6 (25.1) Loss on impairment of assets 0.1 56.7 (56.6) Operating income (loss) 9.0 (86.4) 95.4 Interest income 2.0 0.7 1.3 Interest expense (3.7) (23.5) 19.8 Gain on derivatives — 29.3 (29.3) Other expense, net (1.2) — (1.2) Foreign currency exchange (loss) gain, net (3.6) 28.2 (31.8) Income (loss) from continuing operations before income taxes and equity in net income of affiliates 2.4 (51.7) 54.1 Income tax expense (48.0) (112.9) 64.9 Equity in net income of affiliates, net of tax 0.1 — 0.1 Loss from continuing operations (45.4) (164.5) 119.1 Income (loss) from discontinued operations, net of tax 0.7 (0.4) 1.1 Net loss (44.7) (164.9) 120.2 Net loss attributable to noncontrolling interests 0.5 — 0.5 Net loss attributable to Laureate Education, Inc. $(44.2) $(164.9) $120.7 Net loss available to common stockholders $(44.2) $(164.9) $120.7 Basic and diluted earnings (loss) per share: Basic and diluted weighted average shares outstanding 178.0 200.2 (22.2) Basic and diluted loss per share $(0.25) $(0.82) $0.57

Financial Tables

Revenue and Adjusted EBITDA by segment: Quarter

IN MILLIONS

For the three months ended March 31,	2022	2021	% Change: Reported	% Change: Organic Constant Currency[1]	$ Variance Components: Total	$ Variance Components: Organic Constant Currency	$ Variance Components: Other	$ Variance Components: Acq/Div.	$ Variance Components: FX
Revenues									
Mexico	$ 142.5	$ 135.4	5%	6%	$ 7.1	$ 8.0	$ —	$ —	$ (0.9)
Peru	65.4	57.5	14%	17%	7.9	10.0	—	—	(2.1)
Corporate & Eliminations	1.6	1.8	(11)%	(11)%	(0.2)	(0.2)	—	—	—
Total Revenues	$ 209.6	$ 194.7	8%	9%	$ 14.9	$ 17.9	$ —	$ —	$ (3.0)
Adjusted EBITDA									
Mexico	$ 37.0	$ 17.3	114%	35%	$ 19.7	$ 6.1	$ 13.3	$ —	$ 0.3
Peru	3.8	11.6	(67)%	(70)%	(7.8)	(8.1)	—	—	0.3
Corporate & Eliminations	(13.6)	(19.2)	29%	29%	5.6	5.6	—	—	—
Total Adjusted EBITDA	$ 27.2	$ 9.7	180%	37%	$ 17.5	$ 3.6	$ 13.3	$ —	$ 0.6

[1] Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The “Organic Constant Currency” % changes are calculated by dividing the Organic Constant Currency amounts by the 2021 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

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Financial Tables Consolidated Balance Sheets Note: Dollars in millions, and may not sum to total due to rounding IN MILLIONS March 31, 2022 December 31, 2021 Change Assets Cash and cash equivalents $293.8 $324.8 $(31.0) Receivables (current), net 129.1 152.0 (22.9) Other current assets 68.7 67.5 1.2 Property and equipment, net 516.9 499.5 17.4 Operating lease right-of-use assets, net 384.5 384.3 0.2 Goodwill and other intangible assets 715.7 689.6 26.1 Deferred income taxes 47.8 38.7 9.1 Other long-term assets 47.7 48.6 (0.9) Long-term assets held for sale 6.6 6.2 0.4 Total assets $2,210.7 $2,211.3 $(0.6) Liabilities and stockholders' equity Accounts payable and accrued expenses $186.6 $182.9 $3.7 Deferred revenue and student deposits 97.1 44.0 53.1 Total operating leases, including current portion 412.8 415.3 (2.5) Total long-term debt, including current portion 152.6 153.7 (1.1) Other liabilities 303.4 263.4 40.0 Current and long-term liabilities held for sale 11.7 10.8 0.9 Total liabilities 1,164.1 1,070.0 94.1 Redeemable noncontrolling interests and equity 1.7 1.7 — Total stockholders' equity 1,044.9 1,139.6 (94.7) Total liabilities and stockholders' equity $2,210.7 $2,211.3 $(0.6)

Financial Tables Consolidated Statements of Cash Flows Note: Dollars in millions, and may not sum to total due to rounding For the three months ended March 31, IN MILLIONS 2022 2021 Change Cash flows from operating activities Net loss $(44.7) $(164.9) $120.2 Depreciation and amortization 14.4 22.7 (8.3) Loss on impairment of assets 0.1 57.7 (57.6) (Gain) loss on sales and disposal of subsidiaries and property and equipment, net (0.7) 16.5 (17.2) Gain on derivative instruments — (29.3) 29.3 Loss on debt extinguishment — 0.1 (0.1) Deferred income taxes 4.4 84.4 (80.0) Unrealized foreign currency exchange gain (0.8) (23.7) 22.9 Income tax receivable/payable, net 27.0 (16.7) 43.7 Working capital, excluding tax accounts 44.3 25.6 18.7 Other non-cash adjustments 9.9 39.1 (29.2) Net cash provided by operating activities 53.9 11.3 42.6 Cash flows from investing activities Purchase of property and equipment (1.2) (11.7) 10.5 Expenditures for deferred costs — (1.9) 1.9 Receipts from sales of discontinued operations, net of cash sold, and property and equipment 9.2 30.8 (21.6) Payments on derivatives related to sale of discontinued operations — (18.3) 18.3 Net cash provided by (used in) investing activities 7.9 (1.1) 9.0 Cash flows from financing activities Decrease in long-term debt, net (9.2) (52.7) 43.5 Proceeds from exercise of stock options 11.5 — 11.5 Payments to repurchase common stock (102.2) (145.2) 43.0 Financing other, net (4.3) (1.2) (3.1) Net cash used in financing activities (104.1) (199.2) 95.1 Effects of exchange rate changes on Cash and cash equivalents and Restricted cash 11.2 (6.9) 18.1 Change in cash included in current assets held for sale — (3.5) 3.5 Net change in Cash and cash equivalents and Restricted cash (31.1) (199.3) 168.2 Cash and cash equivalents and Restricted cash at beginning of period 345.6 867.3 (521.7) Cash and cash equivalents and Restricted cash at end of period $314.4 $668.0 $(353.6)

Financial Tables Non-GAAP Reconciliation (1 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles income (loss) from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin: For the three months ended March 31, IN MILLIONS 2022 2021 Change Loss from continuing operations $(45.4) $(164.5) $119.1 Plus: Equity in net income of affiliates, net of tax (0.1) — (0.1) Income tax expense 48.0 112.9 (64.9) Income (loss) from continuing operations before income taxes and equity in net income of affiliates 2.4 (51.7) 54.1 Plus: Foreign currency exchange loss (gain), net 3.6 (28.2) 31.8 Other expense, net 1.2 — 1.2 Gain on derivatives — (29.3) 29.3 Interest expense 3.7 23.5 (19.8) Interest income (2.0) (0.7) (1.3) Operating income (loss) 9.0 (86.4) 95.4 Plus: Depreciation and amortization 14.4 22.8 (8.4) EBITDA 23.4 (63.6) 87.0 Plus: Share-based compensation expense (2) 2.8 1.3 1.5 Loss on impairment of assets (3) 0.1 56.7 (56.6) EiP implementation expenses (4) 0.9 15.3 (14.4) Adjusted EBITDA $27.2 $9.7 $17.5 Revenues $209.6 $194.7 $14.9 Loss from continuing operations margin (21.7)% (84.5)% 6,283 bps Adjusted EBITDA margin 13.0% 5.0% 800 bps (2) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718. (3) Represents non-cash charges related to impairments of long-lived assets. (4) Excellence-in-Process (EiP) implementation expenses are related to our enterprise-wide initiative to optimize and standardize Laureate’s processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs), as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also included other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure, an enterprise-wide program aimed at revenue growth, and certain non-recurring costs incurred in connection with the dispositions and completed dispositions. The EiP initiative was completed as of December 31, 2021, except for certain EiP expenses related to the run out of programs that began in prior periods.

Financial Tables Non-GAAP Reconciliation (2 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles operating cash flow to Free Cash Flow for the three months ended March 31, 2022 and 2021: IN MILLIONS 2022 2021 Change Net cash provided by operating activities $53.9 $11.3 $42.6 Capital expenditures: Purchase of property and equipment (1.2) (11.7) 10.5 Expenditures for deferred costs — (1.9) 1.9 Free Cash Flow $52.7 $(2.3) $55.0